SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 10, 1997

                             Mercury Finance Company
               (Exact name of registrant as specified in charter)


   Delaware                          1-10176          36-3627010
(State of other jurisdiction       (Commission       (IRS Employer
   of incorporation)               File Number)     Identification No.)



100 Field Drive, Lake Forest, Illinois                      60045
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (847) 295-8600





                                       N/A
          (Former name or former address, if changed since last report)



Item 5.   Other Events.

     On March 11, 1997, the registrant issued a press release regarding the extension of the deadline for the Company to obtain a continuation of waivers for the Company's $50 million short-term credit facility, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. A copy of the letter extending the deadline is attached as Exhibit 99.2.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.    Description of Document

          99.1 Press release dated March 11, 1997 issued by the registrant.

          99.2 Letter from BankAmerica Business Credit, Inc. to the Company dated March 10, 1997, extending the deadline for the Company to obtain a continuation of waivers for the Company's $50 million short-term credit facility.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Mercury Finance Company

Date:  March 11, 1997    By:  /s/ Bradley Vallem
                              Its: AVP & Treasurer